UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04992

MFS HIGH YIELD MUNICIPAL TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2017

MFS® HIGH YIELD MUNICIPAL TRUST

CMU-ANN

MFS® HIGH YIELD MUNICIPAL TRUST

New York Stock Exchange Symbol: CMU

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Most markets have proved resilient over the past year, despite uncertainty accompanying a new presidential administration in the United States and unease over ongoing negotiations between the United Kingdom and the European Union regarding Brexit. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates and has begun to shrink its balance sheet.

Globally, we’ve experienced a synchronized upturn in economic growth for more than a year. Despite the improvement in economic activity, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Emerging market economies have been boosted in part by a weaker

U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Commodity markets have recovered somewhat in response to solid global demand and robust global trade, though not enough to rekindle inflation fears.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

January 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at value

Top ten industries reflecting equivalent exposure of derivative positions (i)
Healthcare Revenue – Hospitals	28.3%
Healthcare Revenue – Long Term Care	17.4%
Tobacco	11.5%
Universities – Colleges	9.5%
Water & Sewer Utility Revenue	8.7%
Universities – Secondary Schools	7.9%
Miscellaneous Revenue – Other	6.4%
General Obligations – General Purpose	6.3%
Toll Roads	4.6%
U.S. Treasury Securities (j)	(18.1)%

Portfolio structure reflecting equivalent exposure of derivative positions (i)(j)

Composition including fixed income credit quality (a)(i)
AAA	3.5%
AA	17.1%
A	35.0%
BBB	33.6%
BB	18.0%
B	10.1%
CCC	2.6%
CC	0.3%
C	1.2%
D	2.6%
Not Rated (j)	12.8%
Cash & Cash Equivalents (Less Liabilities)	(54.9)%
Other	18.1%

Portfolio facts (i)
Average Duration (d)	7.9
Average Effective Maturity (m)	16.1 yrs.

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. This calculation is based on net assets applicable to common shares as of November 30, 2017.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(j)	For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (18.1)%, which reduce the fund’s interest rate exposure but not its credit exposure.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity. This calculation is based on gross assets, which consists of net assets applicable to common shares plus the value of preferred shares, as of November 30, 2017.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Cash & Cash Equivalents is negative due to the aggregate liquidation value of variable rate municipal term preferred shares.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets applicable to common shares as of November 30, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS High Yield Municipal Trust (“fund”) is a closed-end fund. The fund’s investment objective is to seek high current income exempt from federal income tax, but may also consider capital appreciation. The fund invests, under normal market conditions, at least 80% of its net assets, including assets attributable to preferred shares and borrowings for investment purposes, in tax-exempt bonds and tax-exempt notes.

For the twelve months ended November 30, 2017, shares of the fund provided a total return of 8.65%, at net asset value and a total return of 14.66%, at market value. This compares with a return of 5.58% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and hopes for a significant cut in corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve (“Fed”) increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to four, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, near the end of the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early

Management Review – continued

in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

10-Year US Treasury yields exhibited quite a bit of volatility during the reporting period, reaching as high as 2.62% in March 2017, and as low as 2.05% in September 2017, before finishing the reporting period essentially unchanged from one year ago. The increase in yields was driven by optimism over the potential for stronger US growth in the wake of the US presidential election, as well as signs of improving global growth, and a modest improvement in oil prices, which investors felt could lead to a reflationary environment. However, yields declined subsequent to March 2017 as investors priced in a lower likelihood of fiscal stimulus, and little indication of higher inflation led markets to believe that the Fed would be dovish, or more gradual, in normalizing policy. US Treasury yields then rose during the latter part of the reporting period as the Fed Reserve signaled that it viewed the low inflationary environment as temporary, and that further increases in the Fed Funds rate were likely, and that the Fed would likely begin unwinding its balance sheet in the fall as well.

For the reporting period, the municipal market largely took its cue from the direction of US Treasury rates. Yields rose early in the period, post-election, pushed higher by a combination of negative flows into the asset class and increased issuance in the last quarter of calendar 2016. Yields declined with US Treasury yields beginning in March, before hitting their lowest levels of the year in September 2017. Finally, yields began to rise beginning in September and continued rising through the end of the period as investors appeared to have begun pricing in increasing odds of tax reform passing through Congress. Further pushing municipal rates higher was the expectation of increasing supply through the end of calendar 2017 as issuers raced to beat potential changes in rules pertaining to tax-exempt financing.

Amid the volatile yield environment, the yield curve flattened dramatically. Yields on shorter-dated municipal bonds, maturing inside of 5 years, rose in response to the tightening of monetary policy by the Fed, while yields on longer-dated municipal bonds, maturing beyond 5 years, declined amidst the stagnant growth and lack of inflation. As a result, the broader US investment grade municipal bond market provided modestly positive returns with long-dated bonds dramatically outperforming short-dated bonds. For the period as a whole, the municipal market (as measured by the ratio of yields on high-quality municipal bonds divided by yields on comparable maturity US Treasury bonds) outperformed the US Treasury market. The yield ratio on 10-year bonds began the year at approximately 105%, peaked in December 2016 at 107.5%, and reached a low in July 2017 at 80%, before spiking at the end of the period to 95%. Furthermore, mid-quality and lower-quality municipal bonds outperformed higher-quality municipal bonds. Fundamentals generally remained stable for the majority of municipal issuers, supporting the performance of mid-to-lower tier credits. Slow-but-steady US economic growth should continue to support municipal

Management Review – continued

bond credit fundamentals. However, markets remain concerned about underfunded public employee pension systems and other post-retirement benefits promised to public employees, and the political challenges in enacting reforms.

Additionally, during the period, Hurricane Maria made landfall on the island of Puerto Rico. The hurricane had a devastating impact on the island’s residents and the government’s ability to provide basic human services such as water, power and healthcare. The prospects for long-term recovery are still uncertain and the government and many of its agencies and instrumentalities, which were already operating under an oversight board established by the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), are in the process of amending their financial plans in light of the recent events. As such, prices of the majority of debt issued from the jurisdiction of Puerto Rico, both insured and uninsured, have declined since late September.

Factors Affecting Performance

During the reporting period, the fund’s greater allocation to the industrial revenue sector was a contributor to performance relative to the Bloomberg Barclays Municipal Bond Index. The fund’s exposure to “NR”, “B” and “BB” rated (r) bonds, not held within the benchmark, aided relative returns. The fund’s longer-than-benchmark duration (d) stance also contributed to relative results.

The fund employs leverage which has been created through the issuance of variable rate municipal term preferred shares. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the use of leverage had a positive impact on the fund’s performance due to the incremental yield.

Conversely, the combination of the fund’s greater exposure to, and weak bond selection in, Puerto Rico-issued bonds weighed on relative returns. Bond selection within the health care sector was another factor that held back the fund’s relative performance.

Respectfully,

Portfolio Manager(s)

Gary Lasman and Geoffrey Schechter

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/17

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS High Yield Municipal Trust

		Date		Price
Year Ended 11/30/17	Net Asset Value	11/30/17		$4.80
		11/30/16		$4.68
	New York Stock Exchange Price	11/30/17		$4.73
		10/19/17	(high) (t)	$4.89
		12/02/16	(low) (t)	$4.30
		11/30/16		$4.37

Total Returns vs Benchmark(s)

Year Ended 11/30/17	MFS High Yield Municipal Trust at
	New York Stock Exchange Price (r)	14.66%
	Net Asset Value (r)	8.65%
	Bloomberg Barclays Municipal Bond Index (f)	5.58%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2016 through November 30, 2017.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

Performance Summary – continued

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital may have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase common and/or preferred shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Gary Lasman	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

Geoffrey Schechter	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 1993.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

11/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 152.5%
Issuer	Shares/Par	Value ($)
Alabama - 1.5%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	$85,000	$94,816
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	95,000	105,784
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	130,000	143,291
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	135,000	150,674
Birmingham, AL, Waterworks Board Water Rev., “A”, 5.125%, 1/01/2034 (Prerefunded 1/01/2019)	220,000	228,279
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 1/01/2034 (Prerefunded 1/01/2019)	375,000	389,111
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/2029	60,000	62,094
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	105,000	75,409
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	150,000	88,340
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	210,000	86,264
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	400,000	154,824
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2018	70,000	71,719
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	75,000	81,141
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	115,000	126,621
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	175,000	191,226

		$2,049,593
Arizona - 2.7%
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047	$30,000	$30,990
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037	25,000	26,181
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051	85,000	87,540

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	$100,000	$104,547
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	35,000	36,591
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	165,000	170,455
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	90,000	92,917
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Choice Academies, Inc. Project), 5.625%, 9/01/2042	135,000	139,431
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Eagle College Prep Project), 5%, 7/01/2033	65,000	67,005
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Eagle College Prep Project), 5%, 7/01/2043	125,000	125,960
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	350,000	388,630
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	220,000	236,419
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034	115,000	130,549
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	155,000	158,326
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044	180,000	201,519
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	170,000	170,002
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	345,000	328,726
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	260,000	251,758
Surprise, AZ, Municipal Property Corp., 4.9%, 4/01/2032	700,000	704,431
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6%, 12/01/2032	60,000	64,113
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2042	140,000	149,492
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2046	70,000	74,588

		$3,740,170
Arkansas - 0.7%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	$30,000	$33,212
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	50,000	55,759

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - continued
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2046	$485,000	$143,948
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/2039	505,000	563,216
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/2042	125,000	139,161

		$935,296
California - 10.7%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2029	$2,195,000	$1,565,518
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	275,000	180,903
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	280,000	177,089
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	560,000	339,074
California Department of Water Resources, Center Valley Project Rev., “AJ”, 5%, 12/01/2035 (Prerefunded 12/01/2021)	1,010,000	1,141,856
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2031	145,000	159,069
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/2039	185,000	197,776
California Health Facilities Financing Authority Rev. (Sutter Health), “B”, 5.875%, 8/15/2031	660,000	738,283
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	155,000	221,059
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	275,000	389,367
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/2028 (Prerefunded 10/01/2018)	100,000	103,721
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	85,000	95,125
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	35,000	38,716
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	85,000	96,297
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	80,000	89,786
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	15,000	16,714
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039	385,000	433,267
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/2045	420,000	453,785

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/2045	$270,000	$271,347
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/2033	1,025,000	1,180,288
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	35,000	39,450
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	100,000	109,277
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	115,000	125,252
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/2038 (a)(d)	50,491	252
California Statewide Communities Development Authority Refunding Rev. (California Baptist University), “A”, 5%, 11/01/2041	100,000	109,223
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	40,000	42,593
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/2049	55,000	58,974
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	215,000	229,328
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	100,000	116,625
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	110,000	124,190
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	195,000	215,619
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	295,000	322,562
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	295,000	318,258
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	230,000	250,302
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	245,000	260,565
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2042	170,000	191,823
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/2036	50,000	52,793
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	30,000	33,489

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles County, CA, Regional Financing Authority Rev. (MonteCedro Inc. Project), “A”, CALHF, 5%, 11/15/2034	$35,000	$39,622
Los Angeles County, CA, Regional Financing Authority Rev. (MonteCedro Inc. Project), “A”, CALHF, 5%, 11/15/2044	65,000	72,935
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/2034	165,000	173,610
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	890,000	977,211
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	25,000	28,352
State of California, 5.25%, 10/01/2028	335,000	378,721
State of California, 5.25%, 9/01/2030	790,000	890,614
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/2029	105,000	105,122
Whittier, CA, Health Facility Rev. (PIH Health), 5%, 6/01/2044	335,000	369,743
Yorba Linda, CA, Redevelopment Agency, Tax Allocation Rev., Capital Appreciation, “A”, NATL, 0%, 9/01/2024	1,325,000	1,104,374

		$14,629,919
Colorado - 3.4%
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	$40,000	$44,503
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	35,000	38,190
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 5%, 12/01/2031	65,000	73,670
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/2038	75,000	83,100
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	375,000	433,961
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2035	150,000	161,336
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	100,000	113,308
Colorado High Performance Transportation Enterprise Senior Rev. (C-470 Express Lanes), 5%, 12/31/2056	90,000	97,864
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	630,000	691,148
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	300,000	327,993
Denver, CO, City & County Special Facilities Airport Refunding Rev. (United Airlines), 5%, 10/01/2032	235,000	254,613
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	60,000	67,830
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	40,000	45,154
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	105,000	117,661

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	$100,000	$108,597
E-470 Public Highway Authority, CO, Capital Appreciation, “B”, NATL, 0%, 9/01/2018	1,500,000	1,484,235
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2045	370,000	423,369

		$4,566,532
Connecticut - 0.9%
Hartford County, CT, “C”, AGM, 5%, 11/01/2030	$185,000	$211,246
Hartford County, CT, “C”, AGM, 5%, 11/01/2031	160,000	181,766
Hartford County, CT, “C”, AGM, 5%, 11/01/2029	190,000	218,226
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	385,000	406,706
Mohegan Tribe Indians, CT, Gaming Authority Rev., “C”, 4.75%, 2/01/2020 (n)	260,000	261,682

		$1,279,626
Delaware - 0.7%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/2034	$85,000	$89,545
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2044	95,000	102,093
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2049	110,000	116,403
Wilmington, DE, Multi-Family Housing Rev. (Electra Arms Senior Associates), 6.25%, 6/01/2028	595,000	595,387

		$903,428
District of Columbia - 1.4%
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2033	$45,000	$52,057
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2043	110,000	125,609
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	60,000	59,070
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.125%, 1/01/2035	65,000	63,302
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.25%, 1/01/2039	40,000	38,862
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	130,000	133,748
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	670,000	683,179

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - continued
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	$775,000	$777,914

		$1,933,741
Florida - 9.5%
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6%, 11/15/2034	$65,000	$71,820
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.25%, 11/15/2044	170,000	188,110
Alachua County, FL, Health Facilities Authority Rev. (East Ridge Retirement Village, Inc.), 6.375%, 11/15/2049	115,000	127,739
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	85,000	90,641
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	40,000	42,727
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	60,000	64,363
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 11/01/2039	540,000	564,165
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/2039	200,000	200,292
Capital Trust Agency, FL, Housing Rev. (Atlantic Housing Foundation), “B”, 7%, 7/15/2032 (d)	600,000	450,000
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	480,000	530,837
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 8.125%, 5/15/2044	485,000	539,955
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.5%, 5/15/2049	100,000	100,404
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	100,000	100,232
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2035	135,000	149,934
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	185,000	201,620
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation Project), “A”, 6.375%, 6/15/2046	150,000	156,248
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/2032	115,000	123,150
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 7.625%, 6/15/2041	745,000	829,192

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2043	$240,000	$253,085
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 8.5%, 6/15/2044	445,000	519,902
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037	100,000	101,373
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047	155,000	157,060
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/2030	1,000,000	1,038,240
Homestead, Community Development District, FL, Special Assessment, “A”, 6%, 5/01/2037	365,000	358,255
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2034	150,000	168,518
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	100,000	102,147
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	155,000	156,096
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	135,000	143,335
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038 (Prerefunded 5/01/2018)	120,000	122,657
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038	150,000	150,455
Marshall Creek, FL, Community Development District Rev. (St. John’s County), “A”, 5%, 5/01/2032	80,000	79,870
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	195,000	208,623
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	445,000	532,781
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	175,000	185,505
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	380,000	412,498
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2035	55,000	63,652
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2036	50,000	57,727
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2037	40,000	46,071
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2038	45,000	51,748

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	$115,000	$139,258
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	100,000	102,176
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	145,000	148,157
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	105,000	126,833
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	100,000	104,680
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/2029	85,000	89,032
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 4/01/2039	125,000	131,200
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	610,000	677,204
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	20,000	22,778
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	20,000	22,358
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	40,000	44,066
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	125,000	137,474
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	335,000	363,723
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	130,000	140,793
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	80,000	89,666
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	170,000	171,472
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	310,000	311,941
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/2021	75,000	75,272
Westridge, FL, Community Development District, Capital Improvement Rev., 5.8%, 5/01/2037 (a)(d)	960,000	614,400

		$12,953,510
Georgia - 2.1%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$95,000	$105,074

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	$95,000	$104,771
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/2022 (Prerefunded 11/01/2019)	370,000	400,473
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	200,000	229,280
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	45,000	49,255
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	80,000	86,622
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	90,000	96,464
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	660,000	737,372
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	335,000	400,710
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., 5.625%, 8/01/2034 (Prerefunded 8/01/2018)	150,000	154,116
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	20,000	20,472
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), 7%, 6/15/2039 (Prerefunded 6/15/2018)	265,000	272,958
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2037	120,000	129,325
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	100,000	106,093

		$2,892,985
Guam - 0.3%
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 12/01/2040	$295,000	$309,331
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	90,000	99,152

		$408,483
Hawaii - 0.8%
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/2044 (Prerefunded 11/15/2019)	$140,000	$159,345
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030	115,000	123,417

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - continued
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045	$110,000	$108,813
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/2039	390,000	418,899
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	125,000	140,391
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	75,000	84,389

		$1,035,254
Idaho - 2.4%
Idaho Health Facilities Authority Rev. (IHC Hospitals, Inc.), ETM, 6.65%, 2/15/2021	$2,750,000	$3,175,480
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	40,000	42,924

		$3,218,404
Illinois - 15.1%
Annawan, IL, Tax Increment Rev. (Patriot Renewable Fuels LLC), 5.625%, 1/01/2018	$100,000	$100,144
Bolingbrook, IL, Sales Tax Rev., 6.25%, 1/01/2024	415,000	411,983
Chicago, IL (Modern Schools Across Chicago Program), “G”, AMBAC, 5%, 12/01/2023	55,000	55,189
Chicago, IL, “A”, AGM, 4.625%, 1/01/2031	80,000	80,263
Chicago, IL, “A”, AGM, 5%, 1/01/2022	5,000	5,018
Chicago, IL, “A”, AGM, 5%, 1/01/2022	55,000	55,138
Chicago, IL, “A”, AGM, 5%, 1/01/2023	35,000	35,088
Chicago, IL, “A”, AGM, 5%, 1/01/2025	5,000	5,013
Chicago, IL, “A”, AGM, 5%, 1/01/2027	20,000	20,043
Chicago, IL, “A”, AGM, 5%, 1/01/2028	445,000	468,647
Chicago, IL, “A”, 5.25%, 1/01/2028	30,000	32,679
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	55,000	55,188
Chicago, IL, “A”, AGM, 5%, 1/01/2034	295,000	295,649
Chicago, IL, “A”, 5%, 1/01/2036	105,000	109,459
Chicago, IL, “A”, AGM, 5%, 1/01/2037	325,000	325,709
Chicago, IL, “B”, AGM, 4.75%, 1/01/2032	120,000	120,409
Chicago, IL, “C”, NATL, 5%, 1/01/2023	40,000	40,096
Chicago, IL, “C”, NATL, 5%, 1/01/2029	10,000	10,022
Chicago, IL, “D”, 5.5%, 1/01/2033	85,000	92,132
Chicago, IL, (Modern Schools Across Chicago Program), “A”, AMBAC, 5%, 12/01/2024	225,000	225,772
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	495,000	552,519
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2019	65,000	61,245

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2021	$140,000	$140,218
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2035	375,000	375,896
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	100,000	107,763
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	975,000	1,143,714
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 9%, 3/01/2032	125,000	125,638
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 7%, 12/01/2046	310,000	372,927
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2021	430,000	430,671
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2023	100,000	100,156
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	260,000	266,370
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	255,000	260,840
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	250,000	254,725
Chicago, IL, General Obligation, “A”, 6%, 1/01/2038	260,000	297,960
Chicago, IL, Modern Schools Across Chicago Program, “D”, AMBAC, 5%, 12/01/2022	285,000	285,978
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	80,000	90,709
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	40,000	45,252
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	155,000	176,554
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2029	165,000	179,451
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2030	330,000	358,383
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	60,000	65,184
Cook County, IL, Community College District 508 (City Colleges), BAM, 5%, 12/01/2047	450,000	492,516
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	239,000	239,275
Illinois Finance Authority Refunding Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2032	10,000	11,490
Illinois Finance Authority Refunding Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	5,000	5,685

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	$130,000	$143,469
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	125,000	137,545
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2/15/2045	850,000	887,086
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/2033	200,000	208,366
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/2043	215,000	226,621
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.5%, 5/15/2027	30,000	32,246
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.625%, 5/15/2042	210,000	221,323
Illinois Finance Authority Rev. (Presence Health Network), “A”, 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	480,000	528,874
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	155,000	170,960
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	525,000	533,463
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	315,000	346,402
Illinois Finance Authority Rev. (Provena Health), 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	5,000	5,509
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	200,000	225,118
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	670,000	714,897
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	35,000	38,605
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	50,000	54,937
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	40,000	43,984
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	55,000	60,431
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/2038 (Prerefunded 8/15/2019)	485,000	527,311
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “C”, 5%, 8/15/2035	420,000	455,675
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031	240,000	263,398

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	$615,000	$677,416
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	1,365,000	1,534,492
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	183,000	183,350
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	130,000	142,498
State of Illinois, NATL, 6%, 11/01/2026	325,000	373,331
State of Illinois, AGM, 5%, 2/01/2027	115,000	128,595
State of Illinois, 4.125%, 11/01/2031	85,000	84,331
State of Illinois, 4.5%, 11/01/2039	130,000	129,636
State of Illinois, “C”, 5%, 11/01/2029	920,000	988,384
University of Illinois Rev. (Auxiliary Facilities Systems), “A”, 5.125%, 4/01/2029 (Prerefunded 4/01/2019)	1,380,000	1,443,866

		$20,496,879
Indiana - 2.2%
Indiana Finance Authority Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	$185,000	$200,823
Indiana Finance Authority Rev. (BHI Senior Living), “A”, 6%, 11/15/2041	275,000	315,431
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	40,000	43,169
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	100,000	105,776
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	180,000	196,036
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	460,000	496,837
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	125,000	134,550
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2048	85,000	91,226
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/2028 (Prerefunded 10/01/2019)	300,000	322,296
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	260,000	308,532
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	605,000	721,051

		$2,935,727
Iowa - 0.4%
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	$115,000	$117,953
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	25,000	25,787
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.5%, 12/01/2025	85,000	90,564

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Iowa - continued
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.6%, 12/01/2026	$90,000	$95,975
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.7%, 12/01/2027	15,000	15,911
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.75%, 12/01/2028	165,000	174,964
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “C”, 5.625%, 6/01/2046	90,000	90,369

		$611,523
Kansas - 0.8%
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038	$200,000	$217,968
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042	100,000	108,779
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	40,000	43,153
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	35,000	37,512
Wichita, KS, Health Care Facilities Rev. (Kansas Masonic Home), “II-A”, 5%, 12/01/2031	30,000	31,828
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	170,000	180,190
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 3%, 9/01/2023	115,000	115,351
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	150,000	150,440
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2044	200,000	228,968

		$1,114,189
Kentucky - 3.2%
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	$180,000	$188,944
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	80,000	84,272
Kentucky Economic Development Finance Authority Health Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	285,000	286,536
Kentucky Economic Development Finance Authority Health Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	270,000	272,827
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System Obligated Group), “B”, 5%, 8/15/2046	160,000	174,358
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	120,000	127,379
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	325,000	340,028

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	$80,000	$83,411
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.375%, 8/15/2024	300,000	307,812
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 8/15/2027	100,000	102,678
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	30,000	32,947
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2041	250,000	273,705
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	570,000	634,296
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/2037	120,000	130,387
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/2041	80,000	86,398
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Medical Health System), “A”, 5.25%, 6/01/2041	65,000	72,341
Kentucky Economic Development Finance Authority, Hospital Rev. (Owensboro Medical Health System), “A”, 5%, 6/01/2045	100,000	107,669
Louisville & Jefferson County, KY, Metro Government Health Facilities Rev. (Jewish Hospital & St. Mary’s Healthcare), 6.125%, 2/01/2037 (Prerefunded 2/01/2018)	875,000	881,764
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 6/01/2039	205,000	217,179

		$4,404,931
Louisiana - 3.4%
Beauregard Parish, LA (Boise Cascade Corp.), 6.8%, 2/01/2027	$1,000,000	$999,920
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	300,000	310,932
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	185,000	190,482
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	420,000	430,433
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	100,000	110,701
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	315,000	351,036

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.125%, 2/01/2037	$190,000	$193,646
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.25%, 2/01/2047	160,000	162,997
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/2034	605,000	639,473
Louisiana Public Facilities Authority Rev., (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	300,000	251,736
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	60,000	67,517
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/2045	165,000	183,831
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2045	80,000	89,664
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	605,000	645,450

		$4,627,818
Maine - 0.2%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025	$300,000	$321,564

Maryland - 1.6%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/2040	$140,000	$143,965
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2039	90,000	100,821
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	80,000	89,409
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	125,000	139,265
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047	120,000	121,885
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	145,000	167,743
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System, Inc.), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	735,000	793,749
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	85,000	94,346
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	55,000	60,812
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	245,000	268,407
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	40,000	44,075

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	$70,000	$76,274
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	70,000	76,588

		$2,177,339
Massachusetts - 5.2%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/2036	$300,000	$334,131
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037	695,000	695,966
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 4.68%, 11/15/2021	100,000	100,768
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2031	130,267	135,921
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2039	31,732	33,109
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/2046	8,656	8,658
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	43,059	2,708
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033	100,000	111,914
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043	100,000	112,382
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	30,000	34,476
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	35,000	40,097
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2035	20,000	22,901
Massachusetts Development Finance Agency Rev. (The Broad Institute, Inc.), “A”, 5.25%, 4/01/2037	580,000	646,874
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/2032 (Prerefunded 1/01/2021)	265,000	308,876
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/2032	180,000	207,693
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	110,000	122,734
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/2027	410,000	410,316
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	705,000	705,451

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	$85,000	$89,855
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2030	70,000	73,802
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	50,000	52,523
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	145,000	150,703
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	25,000	26,606
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	770,000	750,989
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University) , 6.25%, 7/01/2030 (Prerefunded 7/01/2019)	465,000	498,564
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University) , 6.25%, 7/01/2030	260,000	278,473
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University) , 5.75%, 7/01/2039 (Prerefunded 7/01/2019)	300,000	319,332
Massachusetts Health & Higher Educational Facilities Authority Refunding Bonds Rev. (Suffolk University) , 5.75%, 7/01/2039	155,000	164,512
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	40,000	43,655
Massachusetts Port Authority Special Facilities Rev. (Delta Air Lines Project, Inc.), “A”, AMBAC, 5%, 1/01/2027	185,000	188,165
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 10/15/2032	390,000	435,135

		$7,107,289
Michigan - 3.5%
Detroit, MI, Sewage Disposal System Rev., “B”, NATL, 5.5%, 7/01/2022	$955,000	$1,094,124
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039	580,000	633,314
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	30,000	31,935
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	40,000	42,427
Great Lakes Water Authority, Michigan Sewage Disposal System Rev., “B”, AGM, 5%, 7/01/2034	295,000	336,678

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033	$100,000	$111,944
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	60,000	67,213
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	140,000	155,834
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	95,000	105,542
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-2”, 5%, 7/01/2034	60,000	66,786
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 12/01/2035	1,000,000	1,100,000
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2046	105,000	107,944
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	485,000	509,672
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046	105,000	107,944
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051	105,000	107,570
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	40,000	45,173
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	35,000	39,409
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	30,000	33,558
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	90,000	100,375

		$4,797,442
Minnesota - 0.1%
Minneapolis & St. Paul, MN, Housing Authority Rev. (City Living), “A-2”, GNMA, 5%, 12/01/2038	$10,138	$10,153
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052	100,000	101,632

		$111,785

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - 1.3%
Mississippi Business Finance Corp., Pollution Control Rev. (Systems Energy Resources Project), 5.875%, 4/01/2022	$925,000	$927,673
Mississippi State University, Educational Building Corp. Rev.(Residence Hall Construction and Refunding Project), 5%, 8/01/2036	440,000	480,955
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.25%, 9/01/2032 (Prerefunded 9/01/2019)	220,000	233,537
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.375%, 9/01/2036 (Prerefunded 9/01/2019)	80,000	85,094

		$1,727,259
Missouri - 0.5%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$65,000	$67,386
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2036	35,000	38,488
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	40,000	41,709
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	25,000	25,673
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	65,000	66,804
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2041	55,000	55,429
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 4%, 11/15/2036	55,000	50,075
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	95,000	96,938
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	50,000	50,890
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	205,000	209,951

		$703,343
National - 1.1%
Centerline Equity Issue Trust, FHLMC, 6%, 10/31/2052 (n)	$1,000,000	$1,056,620
Resolution Trust Corp., Pass-Through Certificates, “1993”, 9.75%, 2/01/2018 (z)	455,481	455,481

		$1,512,101

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nevada - 0.2%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	$150,000	$153,215
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2047	100,000	102,153

		$255,368
New Hampshire - 0.7%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	$585,000	$630,548
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/2029 (Put Date 10/01/2019)	100,000	99,804
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	105,000	114,665
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	100,000	107,358

		$952,375
New Jersey - 10.3%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2032	$15,000	$17,171
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	25,000	28,169
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	30,000	33,626
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2028	20,000	22,621
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	25,000	28,098
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	160,000	176,053
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	65,000	71,312
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2031	950,000	1,094,856
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.125%, 1/01/2039	90,000	92,910
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5%, 1/01/2034	30,000	31,063

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.25%, 1/01/2044	$225,000	$232,306
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	80,000	87,185
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	95,000	102,012
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/2027	40,000	46,260
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2028	40,000	44,884
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	125,000	140,634
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.375%, 1/01/2043	255,000	283,756
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2034	10,000	10,910
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2035	10,000	10,869
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2042	55,000	59,322
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	225,000	232,866
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/2023	365,000	400,365
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	515,000	562,874
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	105,000	119,158
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	535,000	607,139
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	90,000	87,143
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	260,000	284,185
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	395,000	441,077
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	1,730,000	1,755,864
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	3,405,000	3,262,160

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	$3,770,000	$3,628,814

		$13,995,662
New Mexico - 0.4%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	$500,000	$543,345

New York - 7.0%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/2030 (Prerefunded 1/15/2020)	$135,000	$147,532
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 10/01/2041	200,000	220,178
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	405,000	443,552
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	360,000	95,764
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	225,000	253,384
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	145,000	162,665
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	65,000	71,165
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	165,000	178,599
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	80,000	86,156
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/2030	190,000	200,328
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035	115,000	120,811
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 5%, 12/01/2040	100,000	107,827
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	100,000	109,654
New York Environmental Facilities Corp., Clean Drinking Water Revolving Funds, 5%, 6/15/2041	685,000	753,479
New York Environmental Facilities Corp., State Revolving Funds Rev., “C”, 5%, 5/15/2041	945,000	1,037,317
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	540,000	579,911
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	395,000	434,690
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “3”, 7.25%, 11/15/2044	220,000	263,432

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/2049	$545,000	$579,270
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	350,000	374,696
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	210,000	223,392
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 1/15/2039	440,000	457,503
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	725,000	725,464
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2025 (Prerefunded 7/01/2019)	30,000	31,599
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/2031 (Prerefunded 7/01/2019)	25,000	26,381
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2042 (Prerefunded 7/01/2022)	255,000	291,281
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	255,000	283,376
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	290,000	321,828
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	50,000	56,791
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	25,000	28,287
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	185,000	206,140
Ulster County, NY, Capital Resource Corp Rev. (Health Alliance Senior Living- Woodland Pond at New Paltz), “B”, 7%, 9/15/2044	330,000	343,467
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 9/15/2037	250,000	245,435

		$9,461,354
North Carolina - 1.9%
Durham, NC, Durham Housing Authority Rev. (Magnolia Pointe Apartments), 5.65%, 2/01/2038	$863,684	$880,880
New Hanover County, NC, Hospital Rev., AGM, 5.125%, 10/01/2031 (Prerefunded 10/01/2019)	895,000	951,501
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	75,000	77,729

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2030	$20,000	$22,781
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2031	5,000	5,675
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	55,000	61,199
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	70,000	74,787
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	45,000	47,305
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	60,000	65,731
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	130,000	142,017
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	50,000	54,622
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	30,000	33,028
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	110,000	126,061

		$2,543,316
Ohio - 7.0%
Bowling Green, OH, Student Housing Rev. (State University Project), 5.75%, 6/01/2031	$175,000	$191,860
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	1,055,000	987,322
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.375%, 6/01/2024	690,000	652,961
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.875%, 6/01/2030	885,000	840,600
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	230,000	219,077
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	1,800,000	1,784,034
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 11/01/2040 (Prerefunded 11/01/2020)	200,000	221,172
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 11/01/2040 (Prerefunded 11/01/2020)	130,000	144,876
Butler County, OH, Hospital Facilities Rev., Unrefunded Balance, (UC Health), 5.5%, 11/01/2040	390,000	426,687
Cuyahoga County OH, Hospital Rev. (The Metrohealth System), 4.75%, 2/15/2047	285,000	294,861

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Cuyahoga County OH, Hospital Rev. (The Metrohealth System), 5.5%, 2/15/2052	$40,000	$44,349
Cuyahoga County OH, Hospital Rev. (The Metrohealth System), 5.5%, 2/15/2057	730,000	805,248
Cuyahoga County OH, Hospital Rev. (The Metrohealth System), 5%, 2/15/2042	210,000	226,183
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/2034	120,000	129,173
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, OH, Inc.), 5%, 11/15/2044	195,000	206,965
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/2042	740,000	860,243
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 5.625%, 8/15/2029 (Prerefunded 8/15/2018)	365,000	375,731
Lake County, OH, Hospital Facilities Rev., Unrefunded Balance, “C”, 5.625%, 8/15/2029	70,000	71,895
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038	100,000	102,303
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048	125,000	129,716
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	100,000	102,790
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	35,000	38,241
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.75%, 12/01/2032	300,000	328,368
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	95,000	99,153
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	120,000	124,219
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	140,000	150,577

		$9,558,604
Oklahoma - 0.7%
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	$55,000	$59,920
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	105,000	114,147

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - continued
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	$290,000	$314,079
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	385,000	416,967

		$905,113
Oregon - 0.2%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/2029	$90,000	$97,389
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2036	90,000	99,046
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2040	110,000	116,636

		$313,071
Pennsylvania - 9.1%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2037	$10,000	$11,233
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), 5%, 10/15/2047	35,000	38,761
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 8/15/2029	440,000	466,730
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042	150,000	160,325
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	100,000	105,074
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2042	420,000	438,014
Berks County, PA, Reading School District, AGM, 5%, 3/01/2035	25,000	28,553
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	25,000	28,489
Berks County, PA, Reading School District, AGM, 5%, 3/01/2037	25,000	28,425
Berks County, PA, Reading School District, AGM, 5%, 3/01/2038	10,000	11,353
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	100,000	103,696
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	45,000	46,988
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2035	40,000	41,114
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/2034	35,000	37,046
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	135,000	141,033
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	290,000	299,422

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029 (Prerefunded 1/01/2019)	$625,000	$654,806
Cumberland County, PA, Municipal Authority Rev., Unrefunded Balance, (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029	70,000	73,093
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	25,000	27,704
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	35,000	38,174
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	40,000	42,864
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	20,000	21,229
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2027	50,000	57,421
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	15,000	16,684
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	1,135,000	1,265,888
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2037	955,000	425,920
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	180,000	205,285
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc.), 5%, 11/15/2028	350,000	383,208
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2036	645,000	701,534
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	935,000	951,185
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/2050	260,000	281,307
Northeastern PA, Hospital & Education Authority Rev. (Wilkes University Project), “A”, 5%, 3/01/2037	40,000	44,534
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2026	40,000	47,300
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	100,000	114,854

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	$335,000	$357,432
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	80,000	88,250
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/2043	155,000	172,202
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 5%, 10/01/2044	260,000	272,223
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.25%, 8/01/2046	160,000	163,450
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	120,000	122,531
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 5.625%, 8/01/2036	100,000	102,226
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 5.75%, 8/01/2046	245,000	250,508
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	165,000	168,670
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/2035 (Prerefunded 8/01/2020)	50,000	55,578
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	230,000	245,132
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	320,000	341,053
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	100,000	111,357
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	110,000	124,468
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	140,000	155,880
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ‘A”, 5%, 7/01/2037	100,000	106,575
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ‘A”, 5%, 7/01/2042	125,000	132,005
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), ‘A”, 5%, 7/01/2049	175,000	183,545
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2042	275,000	315,590

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2047	$310,000	$354,373
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	135,000	143,671
Pittsburgh, PA, Urban Redevelopment Authority Rev., “C”, GNMA, 4.8%, 4/01/2028	760,000	762,386
Scranton, PA, School District, “E”, BAM, 4%, 12/01/2037	20,000	20,889
Scranton, PA, School District, “E”, BAM, 5%, 12/01/2032	25,000	28,915
Scranton, PA, School District, “E”, BAM, 5%, 12/01/2034	15,000	17,210
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	155,000	157,249
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2030	30,000	32,452
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2035	35,000	37,102

		$12,362,168
Puerto Rico - 9.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	$215,000	$216,146
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	215,000	181,451
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2018	80,000	80,765
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2029	60,000	67,324
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	60,000	65,986
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	170,000	186,563
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	350,000	350,693
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	25,000	23,749
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	535,000	489,049
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	955,000	912,178
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2030	260,000	253,679
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	165,000	159,704
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	200,000	218,856

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	$465,000	$505,985
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2041	290,000	316,570
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	60,000	61,639
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	140,000	145,155
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	30,000	31,163
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	50,000	53,471
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	505,000	514,242
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	30,000	30,260
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	235,000	236,499
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	465,000	441,239
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	140,000	143,765
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	25,000	22,026
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	15,000	14,999
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	15,000	14,795
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	35,000	35,056
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	550,000	551,111
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2020	35,000	35,067
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	65,000	64,997
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	15,000	15,097
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	65,000	66,299
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	35,000	35,110
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2026	50,000	49,658
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	220,000	210,998
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	25,000	23,495
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	420,000	337,575

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	$280,000	$260,434
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2018	30,000	30,095
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	15,000	14,771
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	5,000	5,013
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	50,000	50,385
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	35,000	35,091
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	60,000	60,305
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	10,000	9,767
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	190,000	183,800
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	65,000	63,272
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	75,000	69,756
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	65,000	57,850
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	55,000	50,021
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	45,000	30,700

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	$25,000	$16,460
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2018	35,000	35,384
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2023	310,000	321,560
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	400,000	413,320
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	485,000	491,446
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2028	70,000	70,385
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	20,000	20,055
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	100,000	100,638
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	35,000	35,213
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 10%, 7/01/2035	390,000	409,453
Puerto Rico Public Buildings Authority, Government Facilities Rev., “I”, ASSD GTY, 5%, 7/01/2036	45,000	45,057
Puerto Rico Public Finance Corp., “E”, ETM, 6%, 8/01/2026	80,000	100,893
Puerto Rico Public Finance Corp., “E”, ETM, 6%, 8/01/2026	820,000	1,034,151
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040 (a)(d)	450,000	178,425
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2040	325,000	78,640
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2041	265,000	60,388
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2043	255,000	51,281
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2044	165,000	31,170
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	695,000	148,786
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	115,000	20,408
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	2,370,000	395,103
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	680,000	81,546

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	$40,000	$39,460

		$12,262,896
Rhode Island - 0.5%
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 5/15/2039 (Prerefunded 5/15/2019)	$660,000	$711,473

South Carolina - 1.3%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$525,000	$564,296
South Carolina Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	75,000	77,884
South Carolina Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	55,000	56,818
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	40,000	41,264
South Carolina Public Service Authority Rev., “A”, 5.125%, 12/01/2043	280,000	309,336
South Carolina Public Service Authority Rev., “B”, 5.125%, 12/01/2043	675,000	745,720

		$1,795,318
Tennessee - 3.3%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	$1,035,000	$1,116,527
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2047	265,000	296,546
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2030	45,000	51,562
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2031	50,000	56,945
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2036	30,000	33,552
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2035	205,000	232,148
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	1,710,000	1,912,618
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	270,000	308,054
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	165,000	198,272

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2025	$240,000	$279,266

		$4,485,490
Texas - 12.6%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	$40,000	$39,880
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	185,000	180,808
Arlington, TX, Higher Education Finance Corp. Education Rev. (Wayside Schools), “A”, 4.375%, 8/15/2036	25,000	24,794
Arlington, TX, Higher Education Finance Corp. Education Rev. (Wayside Schools), “A”, 4.625%, 8/15/2046	50,000	50,352
Austin, TX, Convention Center Hotel First Tier Rev. (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	35,000	41,102
Austin, TX, Convention Center Hotel First Tier Rev. (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	50,000	57,720
Austin, TX, Convention Center Hotel Second Tier Rev. (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	25,000	29,009
Austin, TX, Convention Center Hotel Second Tier Rev. (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	15,000	17,406
Austin, TX, Convention Center Hotel Second Tier Rev. (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	25,000	28,711
Austin, TX, Convention Center Hotel Second Tier Rev. (Convention Enterprises, Inc.), “B”, 5%, 1/01/2034	10,000	11,290
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 5/15/2033	400,000	409,196
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045	90,000	100,306
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	105,000	121,557
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 8/15/2041	75,000	85,664
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5%, 8/15/2042	410,000	432,407
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	165,000	191,253
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040 (Prerefunded 12/01/2020)	215,000	242,301
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045 (Prerefunded 12/01/2020)	135,000	152,631
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	370,000	410,663

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Dallas, TX, Civic Center Convention Complex Rev., ASSD GTY, 5.25%, 8/15/2034	$845,000	$888,982
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	100,000	108,052
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	115,000	119,779
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 8%, 4/01/2028	375,000	378,488
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/2032 (Prerefunded 11/15/2018)	540,000	561,757
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 11/15/2035	140,000	149,117
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/2035 (Prerefunded 12/01/2018)	205,000	216,812
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2031	110,000	124,218
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	20,000	22,518
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	40,000	44,876
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	70,000	24,834
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	175,000	48,171
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2026	175,000	193,407
Houston, TX, Airport System Rev., Special Facilities (Continental Airlines, Inc.), 6.5%, 7/15/2030	445,000	488,819
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	115,000	120,964
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	310,000	338,105
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	595,000	653,227
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	175,000	192,528
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/2031	150,000	165,636
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	310,000	310,570
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/2039 (Prerefunded 8/15/2019)	195,000	209,639

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/2029	$275,000	$298,207
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2035	75,000	80,960
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2043	80,000	85,699
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Carillon Lifecare Community Project), 5%, 7/01/2036	70,000	71,863
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Carillon Lifecare Community Project), 5%, 7/01/2046	90,000	90,997
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5%, 11/15/2026	15,000	15,265
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.375%, 11/15/2036	20,000	20,148
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.5%, 11/15/2046	35,000	35,245
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - The Langford Project), “A”, 5.5%, 11/15/2052	45,000	45,125
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2049	80,000	85,398
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2031	15,000	17,071
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 4%, 7/01/2036	70,000	70,861
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2046	140,000	154,129
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2051	145,000	159,297
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4%, 7/01/2031	35,000	35,817
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.25%, 7/01/2036	45,000	45,907

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 5%, 7/01/2046	$130,000	$139,844
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.75%, 7/01/2051	115,000	120,270
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2031	30,000	32,051
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2036	20,000	20,909
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2030	25,000	27,437
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2035	30,000	32,242
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2047	65,000	69,089
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), 5%, 4/01/2037	40,000	43,306
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), 5%, 4/01/2042	45,000	48,465
Newark, TX, Higher Education Finance Corp. Authority Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/2035	90,000	92,607
Newark, TX, Higher Education Finance Corp. Authority Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/2045	50,000	51,435
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2032	25,000	25,313
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2037	25,000	25,161
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2042	30,000	30,011
Newark, TX, Higher Education Finance Corp. Authority Rev. (Austin Achieve Public Schools, Inc.), “A”, 5.25%, 6/15/2048	65,000	65,363
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	170,000	180,809
North Texas Tollway Authority Rev., 6%, 1/01/2038	765,000	864,366
North Texas Tollway Authority Rev. (Special Projects System), “D”, 5%, 9/01/2031	1,200,000	1,337,388
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	225,000	250,938

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.5%, 11/15/2034	$100,000	$115,596
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 7.75%, 11/15/2044	185,000	214,424
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “A”, 8%, 11/15/2049	135,000	158,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/2036	290,000	303,734
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.125%, 11/15/2029 (Prerefunded 11/15/2019)	550,000	595,309
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.375%, 11/15/2044 (Prerefunded 11/15/2019)	415,000	451,163
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	80,000	86,873
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	100,000	106,538
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	110,000	116,043
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 3.875%, 11/15/2020	150,000	150,006
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Senior Living - Ventana Project), “B-3”, 3.875%, 11/15/2022	75,000	75,256
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corporation Edgemere Project), “B”, 5%, 11/15/2030	155,000	165,459
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8.25%, 11/15/2044	770,000	692,299
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	60,000	64,327
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	150,000	166,574
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	170,000	202,938

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$135,000	$158,863
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/2036	345,000	156,568
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	105,000	120,401
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	195,000	224,289
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	20,000	22,696

		$17,103,898
Utah - 0.2%
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046	$120,000	$123,721
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 6%, 4/15/2045	130,000	136,310

		$260,031
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	$90,000	$93,545
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/2036 (Put Date 4/02/2018)	170,000	170,473

		$264,018
Virginia - 2.0%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$410,000	$448,282
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 5%, 5/15/2030	180,000	213,995
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 5%, 5/15/2031	55,000	65,150
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5%, 1/01/2046	55,000	56,247
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/2046	130,000	136,261
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/2045	100,000	102,886
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2030	175,000	193,869

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	$175,000	$191,200
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	385,000	436,663
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	755,000	838,178

		$2,682,731
Washington - 4.2%
King County, WA, Sewer Rev., 5%, 1/01/2040 (Prerefunded 7/01/2020)	$945,000	$1,023,482
King County, WA, Sewer Rev., 5%, 1/01/2040	450,000	482,189
Olympia, WA, Healthcare Facilities Authority Rev. (Catholic Health Initiatives), “D”, 6.375%, 10/01/2036	1,095,000	1,137,990
Washington Health Care Facilities Authority Rev. (Multicare Health Systems), “B”, ASSD GTY, 6%, 8/15/2039 (Prerefunded 8/15/2019)	440,000	471,970
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “A”, 5%, 10/01/2033	1,105,000	1,233,876
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	70,000	78,446
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2036	50,000	55,902
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	50,000	55,772
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/2034 (Prerefunded 10/01/2019)	280,000	300,910
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036	100,000	106,604
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046	105,000	110,310
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051	105,000	109,909
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2041	100,000	102,519
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2046	115,000	117,326
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2051	165,000	167,756
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-2”, 4.875%, 1/01/2022	115,000	115,045

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-3”, 4.375%, 1/01/2021	$100,000	$100,037

		$5,770,043
West Virginia - 0.2%
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	$40,000	$45,641
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2030	80,000	90,873
Monongalia County, WV, Special District Excise Tax Rev., Refunding & Improvement Bonds (University Town Centre Economic Opportunity Development District), “A”, 5.5%, 6/01/2037	110,000	113,588

		$250,102
Wisconsin - 5.8%
State of Wisconsin, Annual Appropriations Rev., “A”, STAPRP, 5.75%, 5/01/2033 (Prerefunded 5/01/2019)	$65,000	$68,713
State of Wisconsin, Annual Appropriations Rev., Unrefunded Balance “A”, NATL, 5.75%, 5/01/2033 (Prerefunded 5/01/2019)	595,000	628,986
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2027	115,000	121,955
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2032	105,000	108,405
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2037	55,000	55,966
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2039	55,000	55,839
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2026	200,000	219,214
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2028	60,000	65,372
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “C”, 5%, 2/15/2047	115,000	127,599
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 5.5%, 5/01/2031 (Prerefunded 5/01/2021)	725,000	815,074
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 6%, 5/01/2041 (Prerefunded 5/01/2021)	490,000	558,953
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2037	20,000	21,246
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2045	30,000	31,666
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2047	45,000	47,233

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2037	$40,000	$42,268
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	55,000	57,375
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	55,000	57,246
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	150,000	155,975
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 4%, 9/01/2020	25,000	25,873
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2025	30,000	32,751
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2030	75,000	78,891
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038	60,000	61,865
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027	665,000	710,147
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037	440,000	503,329
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	260,000	303,402
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	150,000	164,990
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2042	30,000	32,597
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2047	145,000	157,065
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2052	45,000	48,579
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2037	45,000	49,078
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029	110,000	117,233
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034	100,000	107,387
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044	95,000	102,544
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049	115,000	125,477
Wisconsin Public Finance Authority Student Housing Rev., (Western Carolina University Project), 5.25%, 7/01/2047	190,000	203,587
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	110,000	118,304

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	$1,445,000	$1,577,174
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	75,000	79,816

		$7,839,174
Total Municipal Bonds (Identified Cost, $195,231,142)		$207,511,680

Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 1.19% (v) (Identified Cost, $1,313,296)	1,313,296	$1,313,165

Other Assets, Less Liabilities - 1.6%		2,219,343
VMTPS, at liquidation value of $75,000,000 net of unamortized debt issuance costs of $32,497 (issued by the fund) - (55.1)%		(74,967,503)
Net assets applicable to common shares - 100.0%		$136,076,685

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,313,165 and $207,511,680, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,725,008, representing 1.3% of net assets applicable to common shares.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Resolution Trust Corp., Pass-Through Certificates, “1993”, 9.75%, 2/01/2018	10/17/01	$455,481	$455,481
% of Net assets applicable to common shares			0.3%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
LOC	Letter of Credit
VMTPS	Variable Rate Municipal Term Preferred Shares

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.

Derivative Contracts at 11/30/17

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	180	$22,328,438	March - 2018	$168,084
U.S. Treasury Bond 30 yr	Short	USD	15	2,275,781	March - 2018	29,476

						$197,560

At November 30, 2017, the fund had cash collateral of $229,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $195,231,142)	$207,511,680
Investments in affiliated issuers, at value (identified cost, $1,313,296)	1,313,165
Deposits with brokers for futures contracts	229,500
Receivables for
Daily variation margin on open futures contracts	82,974
Investments sold	434,152
Interest	3,267,398
Other assets	2,234
Total assets	$212,841,103
Liabilities
Payables for
Distributions on common shares	$25,179
Investments purchased	1,524,460
Interest expense	128,568
Payable to affiliates
Investment adviser	7,735
Transfer agent and dividend disbursing costs	1,287
Payable for independent Trustees’ compensation	30
Accrued expenses and other liabilities	109,656
VMTPS, at liquidation value of $75,000,000 net of unamortized debt issuance costs of $32,497	74,967,503
Total liabilities	$76,764,418
Net assets applicable to common shares	$136,076,685
Net assets consist of
Paid-in capital - common shares	$131,830,369
Unrealized appreciation (depreciation)	12,477,967
Accumulated net realized gain (loss)	(8,934,536)
Undistributed net investment income	702,885
Net assets applicable to common shares	$136,076,685
VMTPS, at liquidation value of $75,000,000 net of unamortized debt issuance costs of $32,497 (3,000 shares of Series 2019/3 issued and outstanding at $25,000 per share)	74,967,503
Net assets including preferred shares	$211,044,188
Common shares of beneficial interest issued and outstanding	28,320,586
Net asset value per common share (net assets of $136,076,685 / 28,320,586 shares of beneficial interest outstanding)	$4.80

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$10,964,971
Dividends from affiliated issuers	22,171
Total investment income	$10,987,142
Expenses
Management fee	$1,370,974
Transfer agent and dividend disbursing costs	26,922
Administrative services fee	43,031
Independent Trustees’ compensation	22,312
Stock exchange fee	27,607
Custodian fee	11,474
Shareholder communications	35,188
Audit and tax fees	80,858
Legal fees	12,142
Interest expense and amortization of VMTPS debt issuance costs	1,508,025
Miscellaneous	81,049
Total expenses	$3,219,582
Net investment income (loss)	$7,767,560
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$728,075
Affiliated issuers	209
Futures contracts	(414,612)
Net realized gain (loss)	$313,672
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$2,870,568
Affiliated issuers	(131)
Futures contracts	140,024
Net unrealized gain (loss)	$3,010,461
Net realized and unrealized gain (loss)	$3,324,133
Change in net assets from operations	$11,091,693

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/17	11/30/16
Change in net assets
From operations
Net investment income (loss)	$7,767,560	$8,146,700
Net realized gain (loss)	313,672	1,019,107
Net unrealized gain (loss)	3,010,461	(5,867,892)
Distributions declared to shareholders of auction rate preferred shares	—	(6,569)
Change in net assets from operations	$11,091,693	$3,291,346
Distributions declared to common shareholders
From net investment income	$(7,673,555)	$(7,713,321)
Share transactions applicable to common and preferred shares
Net asset value of shares issued to common shareholders in reinvestment of distributions	$25,759	$77,677
Total change in net assets	$3,443,897	$(4,344,298)
Net assets applicable to common shares
At beginning of period	132,632,788	136,977,086
At end of period (including undistributed net investment income of $702,885 and $873,239, respectively)	$136,076,685	$132,632,788

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/17

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$11,091,693
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(35,046,931)
Proceeds from disposition of investment securities	33,766,347
Proceeds from disposition of short-term investments, net	1,632,904
Realized gain/loss on investments	(728,284)
Unrealized appreciation/depreciation on investments	(2,870,437)
Net amortization/accretion of income	(410,167)
Amortization of VMTPS debt issuance costs	24,404
Increase in interest receivable	(14,730)
Increase in accrued expenses and other liabilities	13,481
Decrease in receivable for daily variation margin on open futures contracts	51,151
Decrease in deposits with brokers	109,100
Decrease in other assets	5,211
Increase in payable for interest expense	23,588
Net cash provided by operating activities	$7,647,330
Cash flows from financing activities:
Cash distributions paid on common shares	(7,647,330)
Cash:
Beginning of period	$—
End of period	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $25,759.

Cash paid during the year ended November 30, 2017 for interest was $1,460,033.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Common Shares	Year ended
	11/30/17	11/30/16		11/30/15		11/30/14		11/30/13

Net asset value, beginning of period	$4.68	$4.84		$4.85		$4.45		$5.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.29	(c)	$0.31		$0.30		$0.30
Net realized and unrealized gain (loss)	0.12	(0.18)		(0.04)		0.39		(0.60)
Distributions declared to shareholders of auction rate preferred shares	—	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.39	$0.11		$0.27		$0.69		$(0.30)
Less distributions declared to common shareholders
From net investment income	$(0.27)	$(0.27)		$(0.28)		$(0.29)		$(0.29)
Net asset value, end of period (x)	$4.80	$4.68		$4.84		$4.85		$4.45
Market value, end of period	$4.73	$4.37		$4.51		$4.41		$4.06
Total return at market value (%) (p)	14.66	2.55		9.00		16.03		(17.59)
Total return at net asset value (%) (j)(r)(s)(x)	8.65	2.34	(c)	6.36		16.42		(5.91)
Ratios (%) (to average net assets applicable to common shares) and Supplemental data:
Expenses before expense reduction (f)(p)	2.37	2.10	(c)	1.96		2.01		2.02
Expenses after expense reductions (f)(p)	N/A	N/A		N/A		2.01		2.02
Net investment income (loss) (p)	5.71	5.81	(c)	6.33		6.29		6.35
Portfolio turnover	15	14		17		12		18
Net assets at end of period (000 omitted)	$136,077	$132,633		$136,977		$137,260		$126,038
Supplemental Ratios (%):
Ratio of expenses to average net assets applicable to common shares after expense reductions and excluding interest expense and fees (f)(l)(p)	1.26	1.24	(c)	1.29		1.31		1.30
Ratio of expenses to average net assets applicable to common and preferred shares after expense reductions and excluding interest expense and fees (f)(l)(p)	0.81	0.80	(c)	0.83		0.84		0.84
Net investment income (loss) available to common shares	5.71	5.80	(c)	6.32		6.28		6.34

Financial Highlights – continued

	Year ended
	11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
Senior Securities:
Auction Rate Preferred Shares	—	—	156	156	156
Variable Rate Municipal Term Preferred Shares	3,000	3,000	2,844	2,844	2,844
Total preferred shares outstanding	3,000	3,000	3,000	3,000	3,000
Asset coverage per preferred share (k)	$70,348	$69,192	$70,659	$70,753	$67,013
Involuntary liquidation preference per preferred share (m)	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per preferred share (m)(u)	$25,000	$25,000	$25,000	$25,000	$25,000

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including liquidation preference of preferred shares) from the fund’s total assets and dividing this number by the total number of preferred shares outstanding.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets, interest expense paid to shareholders of VMTPS and amortization of VMTPS debt issuance costs, as applicable. For the year ended November 30, 2016, the expense ratio also excludes fees and expenses related to redemption of the fund’s auction rate preferred shares (“ARPS”). For periods prior to November 30, 2016, the expense ratio includes amortization of VMTPS debt issuance costs.
(m)	Amount excludes accrued unpaid distributions and/or accrued interest on preferred shares.
(p)	Ratio excludes dividend payments on auction rate preferred shares, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(u)	Average market value represents the approximate fair value of each of the fund’s preferred shares.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Municipal Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) – Restricted Cash (“ASU 2016-18”). For entities that have

Notes to Financial Statements – continued

restricted cash and are required to present a statement of cash flows, ASU 2016-18 changes the cash flow presentation for restricted cash. Although still evaluating the potential impacts of ASU 2016-18, management expects that the effects of the fund’s adoption will be limited to the reclassification of restricted cash on the fund’s Statement of Cash Flows and the addition of disclosures regarding the nature of the restrictions on restricted cash. ASU 2016-18 will be effective for annual reporting periods beginning after December 15, 2017, and interim periods within those annual periods.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments

Notes to Financial Statements – continued

are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of November 30, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$207,511,680	$—	$207,511,680
Mutual Funds	1,313,165	—	—	1,313,165
Total	$1,313,165	$207,511,680	$—	$208,824,845

Other Financial Instruments
Futures Contracts – Assets	$197,560	$—	$—	$197,560

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$197,560

(a)	The value for futures contracts presented in this table corresponds to the value reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(414,612)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2017 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$140,024

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA

Notes to Financial Statements – continued

Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in interest expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements – continued

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, expiration of capital loss carryforwards, amortization and accretion of debt securities, derivative transactions, and non-deductible expenses that result from the treatment of Variable Rate Municipal Term Preferred Shares (“VMTPS”) as equity for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 11/30/17	Year ended 11/30/16
Ordinary income (including any short-term capital gains)	$132,842	$105,280
Tax-exempt income	9,023,815	8,761,231
Total distributions	$9,156,657	$8,866,511

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/17
Cost of investments	$195,855,245
Gross appreciation	15,006,581
Gross depreciation	(1,839,421)
Net unrealized appreciation (depreciation)	$13,167,160
Undistributed ordinary income	104,975
Undistributed tax-exempt income	1,244,577
Capital loss carryforwards	(10,116,649)
Other temporary differences	(153,747)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

Notes to Financial Statements – continued

As of November 30, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
11/30/18	$(3,454,980)
11/30/19	(4,608,836)
Total	$(8,063,816)

Post-enactment losses which are characterized as follows:
Short-Term	$(1,322,611)
Long-Term	(730,222)
Total	$(2,052,833)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets (including the value of preferred shares).

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest expense on VMTPS, amortization of debt issuance costs on VMTPS, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 0.87% annually of the fund’s average daily net assets (including the value of preferred shares). This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2018. For the year ended November 30, 2017, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund’s common shares. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2017, these fees paid to MFSC amounted to $7,679.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets (including the value of preferred shares). The administrative services fee incurred for the year ended November 30, 2017 was equivalent to an annual effective rate of 0.0204% of the fund’s average daily net assets (including the value of preferred shares).

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

Notes to Financial Statements – continued

compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2017, the fee paid by the fund under this agreement was $253 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended November 30, 2017, purchases and sales of investments, other than short-term obligations, aggregated $31,812,329 and $29,919,916, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The fund reserves the right to repurchase shares of beneficial interest of the fund subject to Trustee approval. During the years ended November 30, 2017 and November 30, 2016, the fund did not repurchase any shares. Other transactions in fund shares were as follows:

	Year ended 11/30/17		Year ended 11/30/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	5,333	$25,759	15,561	$77,677

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2017, the fund’s commitment fee and interest expense were $943 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		2,946,069	31,712,828	(33,345,601)	1,313,296

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$209	$(131)	$—	$22,171	$1,313,165

(8) Preferred Shares

The fund has 3,000 shares issued and outstanding of VMTPS, series 2019/3. The outstanding VMTPS are redeemable at the option of the fund in whole or in part at the liquidation preference of $25,000 per share, plus accumulated and unpaid dividends, but generally solely for the purpose of decreasing the leverage of the fund. The VMTPS are subject to a mandatory term redemption date of March 31, 2019 unless extended through negotiation with the private holders of the VMTPS. There is no assurance that the term of the VMTPS will be extended or that the VMTPS will be replaced with any other preferred shares or other form of leverage upon the redemption of the VMTPS. Six months prior to the term redemption date of the VMTPS, the fund is required to begin to segregate liquid assets with the fund’s custodian to fund the redemption. Dividends on the VMTPS are cumulative and are reset weekly to a fixed spread against the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index. During the year ended November 30, 2017, the VMTPS dividend rates ranged from 1.71% to 2.12%. For the year ended November 30, 2017, the average dividend rate was 1.95%.

In the fund’s Statement of Assets and Liabilities, the VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date. Dividends paid to the VMTPS are treated as interest expense and recorded as incurred. For the year ended November 30, 2017, interest expense related to the dividends paid to VMTPS amounted to $1,483,102 and is included in “Interest expense and amortization of VMTPS debt issuance costs” in the Statement of Operations. Costs directly related to the issuance of the VMTPS are considered debt issuance costs. Debt issuance costs are presented as a direct deduction from the carrying amount of the related debt liability and are being amortized into interest expense over the life of the VMTPS. The period-end carrying value for the VMTPS in the fund’s Statement of Assets and Liabilities is its liquidation value less any unamortized debt issuance costs, which approximates its fair value. Its fair value would be considered level 2 under the fair value hierarchy.

Notes to Financial Statements – continued

Under the terms of a purchase agreement between the fund and the investor in the VMTPS, the fund is subject to various investment restrictions. These investment-related requirements are in various respects more restrictive than those to which the fund is otherwise subject in accordance with its investment objectives and policies. In addition, the fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the VMTPS, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the fund by the Investment Company Act of 1940 (the “1940 Act”).

The fund is required to maintain certain asset coverage with respect to the VMTPS as defined in the fund’s governing documents and the 1940 Act. One of a number of asset coverage-related requirements is that the fund is not permitted to declare or pay common share dividends unless immediately thereafter the fund has a minimum asset coverage ratio of 200% with respect to the VMTPS after deducting the amount of such common share dividends.

The 1940 Act requires that the preferred shareholders of the fund, voting as a separate class, have the right to elect at least two trustees at all times, and elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class.

Leverage involves risks and special considerations for the fund’s common shareholders. To the extent that investments are purchased by the fund with proceeds from the issuance of preferred shares, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. Changes in the value of the fund’s portfolio will be borne entirely by the common shareholders. It is possible that the fund will be required to sell assets at a time when it may be disadvantageous to do so in order to redeem preferred shares to comply with asset coverage or other restrictions including those imposed by the 1940 Act and the rating agencies that rate the preferred shares. There is no assurance that the fund’s leveraging strategy will be successful.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS High Yield Municipal Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Municipal Trust (the Fund) as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Municipal Trust at November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 16, 2018

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS High Yield Municipal Trust, which was held on October 5, 2017, the following actions were taken:

Item 1: To elect the following individuals as Trustees, elected by the holders of common and preferred shares together:

	Number of Shares
Nominee	For	Withheld Authority
Steven E. Buller	24,884,604.329	562,689.371
Michael Hegarty	24,736,356.277	710,937.423

Item 2: To elect the following individuals as Trustees, elected by the holders of preferred shares only:

	Number of Shares
Nominee	For	Withheld Authority
John P. Kavanaugh	3,000	0
Laurie J. Thomsen	3,000	0

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	2019	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	2018	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	2018	137	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	2020	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	2018	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	2019	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	2020	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	2018	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 61)	Trustee	May 2014	2019	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	2018	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	N/A	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	N/A	137	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	N/A	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	N/A	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	N/A	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	N/A	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	N/A	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	N/A	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	N/A	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	N/A	137	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	N/A	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	N/A	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	N/A	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	N/A	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 57)	Treasurer	September 1990	N/A	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. Two Trustees, each holding a term of one year, are elected annually by holders of the Trust’s preferred shares. The remaining Trustees are currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Manager(s)	Independent Registered Public Accounting Firm
Gary Lasman	Ernst & Young LLP
Geoffrey Schechter	200 Clarendon Street
Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2016 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel

Board Review of Investment Advisory Agreement – continued

providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 4th out of a total of 10 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 2nd out of a total of 10 funds for each of the one- and five-year periods ended December 31, 2016. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and the other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to the Bloomberg Barclays Municipal Bond Index. The Fund out-performed the Bloomberg Barclays Municipal Bond Index for each of the one-, three- and five-year periods ended December 31, 2016 (one-year: 2.1% total return for the Fund versus 0.2% total return for the benchmark; three-year: 8.5% total return for the Fund versus 4.1% total return for the benchmark; five-year: 8.3% total return for the Fund versus 3.3% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions

Board Review of Investment Advisory Agreement – continued

regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets (including the value of preferred shares) and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through a material increase in the market value of the Fund’s portfolio securities (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/closedendfunds by choosing the fund’s name.

Additional information about the fund (e.g. performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.55% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: CMU

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2017 and 2016, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS High Yield Municipal Trust	58,340	56,664

For the fiscal years ended November 30, 2017 and 2016, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS High Yield Municipal Trust	11,358	11,027	10,102	9,953	1,047	1,078

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS High Yield Municipal Trust*	1,603,983	1,412,499	0	0	101,450	116,023

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by E&Y:
To MFS High Yield Municipal Trust, MFS and MFS Related Entities#	1,859,940	1,676,180

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2017

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

For directors who are not a CEO of a public company, MFS will vote against a nominee who serves on more than five (5) public company boards in total. MFS may consider exceptions to this policy if (i) the director is either retired or listed as “professional director” in the proxy statement; (ii) the company has disclosed the director’s plans to step down from the number of public company boards exceeding five (5) within a reasonable time; or (iii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex.

For directors who are also a CEO of a public company, MFS will vote against a nominee who serves on more than three (3) public-company boards in total. However, we will support his or her re-election to the board of the company for which he or she serves as CEO).

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of Proxy Administrators and/or other 3rd party vendors to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g. proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a representative of MFS Proxy Voting Committee will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues, please visit www.mfs.com and refer to our most recent Annual Global Proxy Voting and Engagement Report for contact information.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS High Yield Municipal Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Gary Lasman	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Geoffrey Schechter	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 1993.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2016, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of assets managed by the portfolio manager over three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2016, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS High Yield Municipal Trust	Gary Lasman	Bloomberg Barclays Municipal Bond Index

	Geoffrey Schechter	Bloomberg Barclays Municipal Bond Index

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is primarily given to portfolio performance over three and five years with consideration given to other periods, if available. For portfolio managers who have served for more than five years, additional, longer-term performance periods, including the ten-year and since inception periods, are also considered. For portfolio managers who have served for less than three years, additional, shorter-term performance periods, including the one-year period, may also be considered. Emphasis is generally placed on longer performance periods when multiple performance periods are available.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2017. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Gary Lasman	N
Geoffrey Schechter	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended November 30, 2017:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	TotalAssets	Number of Accounts	Total Assets
Gary Lasman	4	$5.0 billion	0	N/A	0	N/A
Geoffrey Schechter	15	$18.9 billion	3	$650.4 million	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS High Yield Municipal Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/16-12/31/16	0	N/A	0	2,831,010
1/01/17-1/31/17	0	N/A	0	2,831,010
2/01/17-2/28/17	0	N/A	0	2,831,010
3/01/17-3/31/17	0	N/A	0	2,831,010
4/01/17-4/30/17	0	N/A	0	2,831,010
5/01/17-5/31/17	0	N/A	0	2,831,010
6/01/17-6/30/17	0	N/A	0	2,831,010
7/01/17-7/31/17	0	N/A	0	2,831,010
8/01/17-8/31/17	0	N/A	0	2,831,010
9/1/17-9/30/17	0	N/A	0	2,831,010
10/1/17-10/31/17	0	N/A	0	2,831,525
11/1/17-11/30/17	0	N/A	0	2,831,525

Total	0		0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2017 plan year is 2,831,525.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2017, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS HIGH YIELD MUNICIPAL TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 16, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 16, 2018

*	Print name and title of each signing officer under his or her signature.